Exhibit 99.1

Welsbach Technology Metals Acquisition Corp.

Announces Extension Proposal and Non-Redemption Agreement

Chicago, IL, June 20, 2024 (GLOBE NEWSWIRE) -- On April 5, 2024, Welsbach Technology Metals Acquisition Corp. (the “Company” or “WTMA”) filed a Form 8-K announcing that the Company has entered into a merger agreement (“Merger Agreement”) with Evolution Metals LLC, a Delaware company (“EM”).

WTMA and EM aim to develop an alternative secure, reliable global supply chain for critical minerals and materials using proven technologies.

This supply chain includes beneficiation of various oxides, carbonates and sulfates chemicals along with metals and alloy powder refining, and manufacturing of both bonded and sintered magnet products which are the essential ingredients for both secondary cell batteries and rare earth permanent magnet value chain that are critical for a greener, cleaner future, while supporting the industrial base of the global economy. Additionally, WTMA and EM also aims to establish a battery, e-scrap, and magnet recycling in order to support the closed-loop economy.

WTMA and EM’s focus is on mid-stream and down-stream to support the automotive, aerospace, and defense industries while continuing to embrace a more sustainable future through proven technologies, economical and efficient processing integrated with state-of-the-art robotics and AI.

WTMA and EM’s business development objective is to provide an alternative critical materials value chain while also delivering AI-driven processing, manufacturing and customer interfaces by converting traditional industry into an AI smart factory and AI smart UI – all of which the incumbent critical materials value chain lacks.

The capabilities of the combined company represent a ten thousand ton plus, per annum, output material in magnets and battery metals.

“The mid-stream and down-stream are critical paths to supporting the automotive, aerospace and defense industries, while continuing to embrace a more sustainable future” says Frank Moon of EM. “We will continue to evolve proven technologies for stable economic growth, supporting our shareholders in a robust ever-developing technological world.”

The Transaction is intended to result in WTMAC’s successor listed company owning 100% of the Target.

“We are confident and thrilled to be combining WTMA with EM, and will be continuing to value our shareholders interests first and foremost, which led us to a successful agreement to proceed with EM,” says Daniel Mamadou, CEO of WTMAC. “The world is full of minerals. Keeping the environment front and center with economic and efficient processing is core to the strategy of the surviving company. My partners and I are excited to continue with the surviving company.”

“We are excited to join forces with WTMA to revolutionize the critical materials value chain,” says David Wilcox, Managing Member of EM LLC. “Our combined expertise and commitment to sustainable practices will drive the future of critical minerals and materials supply, ensuring reliable and efficient processing. This merger will not only benefit our shareholders but also support the global push towards a greener, cleaner future. We are dedicated to building an integrated critical materials supply chain supported by advanced technologies, including AI and robotics, to transform traditional industries into smart, innovative solutions. Together, we will shape a more sustainable and technologically advanced world.”

Extension Proposal and Non-Redemption Agreement

On May 29, 2024, the Company filed a definitive proxy statement on Schedule 14A (“Proxy Statement”) for the purposes of calling a special meeting of the Company’s stockholders (the “Meeting”) to approve, among other proposals, an amendment to the Company’s amended and restated certificate of incorporation to extend the date by which it has to consummate an initial business combination from June 30, 2024 to June 30, 2025 (the “Extension,” such proposal, the “Extension Proposal”).

In connection with the Meeting, the Company and Welsbach Acquisition Holdings LLC (the “Sponsor”) intend to enter into non-redemption agreements (“Non-Redemption Agreements”) with one or more unaffiliated third-party stockholders of the Company in exchange for such stockholders agreeing to not redeem a to-be-determined number of shares of common stock (“Non-Redeemed Shares”) at the Meeting.

J.V.B. Financial Group, LLC, acting through its Cohen & Company Capital Markets division (“CCM”) will act as the Company’s financial advisor and lead capital markets advisor.

In exchange for the foregoing commitment to the Company to not redeem the Non-Redeemed Shares, WTMA and the Sponsor will agree to cause the surviving entity of any future WTMA initial business combination (“MergeCo”) to issue to such shareholders a certain number of additional ordinary or common shares of MergeCo immediately following the consummation of an initial business combination, if they continue to hold such Non-Redeemed Shares through the Special Stockholder Meeting. The Non-Redemption Agreements, if entered into, are not expected to increase the likelihood that the Extension Proposal is approved by the Company’s stockholders, but are expected to increase the amount of funds that remain in the Company’s trust account established in connection with Company’s initial public offering following the Meeting. The Company and the Sponsor may enter into additional, similar non-redemption agreements in connection with the Meeting.

The Non-Redemption Agreements shall terminate on the earlier of (i) the failure of the Company’s stockholders to approve the Extension at the Meeting, (ii) the Company’s determination not to proceed with the Extension, (iii) the fulfillment of all obligations of parties to the Non-Redemption Agreements, (iv) the liquidation or dissolution of the Company, (v) the mutual written agreement of the parties or (vi) if the applicable stockholder exercises its redemption rights with respect to any Non-Redeemed Shares in connection with the Meeting and such Non-Redeemed Shares are actually redeemed.

About WTMAC

WTMAC is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While WTMAC may pursue an acquisition in any business industry or sector, it intends to concentrate its efforts on targets in the technology metals and energy transition materials industry. WTMAC is led by Chief Executive Officer Daniel Mamadou and Chief Operating Officer Christopher Clower.

About EM LLC

EM LLC is a mining, refining and specialty chemicals company that it is committed to establishing a secure and reliable supply chain for critical minerals. Its strategy is to acquire and develop mining assets and processing facilities to produce essential materials for industrial uses including electric vehicles, electronics, environmental technologies and aerospace and defense applications. EM aims to support the creation of jobs, industry and manufacturing to promote a greener future by providing bespoke solutions to support its clients globally. EM LLC is led by Managing Member David Wilcox.

Important Information and Where to Find It

If a legally binding definitive agreement with respect to the proposed Transaction is executed, the parties intend to file with the Securities and Exchange Commission (the “SEC”) a registration statement relating to the Transaction. In addition, WTMAC has filed a definitive proxy statement to be used at its special meeting of stockholders to approve an extension of the time in which it must complete an initial business combination or liquidate the trust account that holds the proceeds of WTMAC’s initial public offering (the “Extension”), which was mailed to stockholders of WTMAC as of the record date established for voting on the Extension. WTMAC’s stockholders and other interested persons are advised to read the definitive proxy statement filed by WTMAC in connection with the Extension and, when available the preliminary proxy statements and the amendments thereto and the definitive proxy statement relating to the proposed Transaction, as these materials will contain important information about WTMAC, Target, the proposed Transaction and the Extension. When available, the definitive proxy statement and other relevant materials for the proposed Transaction will be mailed to stockholders of WTMAC as of a record date to be established for voting on the proposed Transaction. Stockholders will also be able to obtain copies of the above referenced documents and other documents filed with the SEC in connection with the Extension and the proposed business combination, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Welsbach Technology Metals Acquisition Corp., 4422 N. Ravenswood Ave #1025, Chicago, Illinois 60640.

Participants in the Solicitation

WTMA and Target and each of their directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension and the proposed Transaction under the rules of the SEC. Information about the directors and executive officers of WTMAC and a description of their interests in WTMAC and the Extension is contained in WTMA’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on April 16, 2024 (the “Annual Report”) and the definitive proxy statement relating the Extension.

Information about WTMAC’s directors and executive officer’s interests in the Transaction, as well as information about Target’s directors and executive officers and a description of their interests in Target and the proposed Transaction will be set forth in the proxy statement relating to the proposed Transaction, when it is filed with the SEC. When available, the above referenced documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Extension or the proposed Transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking-Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside WTMAC’s and Target’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the ability of WTMAC to enter into a definitive agreement with respect to a business combination with Target within the time provided in WTMAC’s second amended and restated certificate of incorporation; WTMAC’s ability to obtain the Extension; WTMAC’s ability to obtain the financing necessary to consummate the potential Transaction; the performance of Target’s business; the timing, success and cost of Target’s development activities; assuming the definitive agreement is executed, the ability to consummate the proposed Transaction, including risk that WTMAC’s stockholder approval is not obtained; failure to realize the anticipated benefits of the proposed Transaction, including as a result of a delay in consummating the proposed Transaction; the amount of redemption requests made by WTMAC’s stockholders and the amount of funds remaining in WTMAC’s trust account after the Extension and the vote to approve the proposed Transaction; WTMAC’s and Target’s ability to satisfy the conditions to closing the proposed Transaction, once documented in a definitive agreement; and those factors discussed in the Annual Report under the heading “Risk Factors,” and the other documents filed, or to be filed, by WTMAC with the SEC. Neither WTMAC or Target undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Daniel Mamadou, CEO, Welsbach Technology Metals Acquisition Corp.

daniel@welsbach.sg

David Wilcox, Managing Member, EM LLC

david.wilcox@evolution-metals.com

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